UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of LM Funding America, Inc. (the “Company”) filed on December 13, 2021 (the “Original Form 8-K”). Following the initial filing of the Original Form 8-K, the Company discovered that the wrong Form 8-K item number was inadvertently identified and tagged in the submission (Item 1.01 rather than Item 5.03). The Company is amending the Original Form 8-K solely to revise the item number that was identified and tagged, and no changes were otherwise made to the disclosure contained within the Original Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2021, the Board of Directors (the “Board”) of LM Funding America, Inc. (the “Company”) amended the Bylaws of the Company to revise the procedures by which the Annual Meeting of Stockholders (the “Annual Meeting”) may be adjourned for lack of a quorum (the “Amendment”).  The Amendment allows for adjournment of the Annual Meeting for lack of a quorum by either (i) the person presiding over the Annual Meeting, or (ii) the holders of a majority of the shares present in person or represented by proxy and entitled to vote. Concurrent with the adoption of the Amendment, the Board restated the Bylaws to incorporate the Amendment into its Bylaws (the “Amended and Restated Bylaws”).

The foregoing descriptions of the Amendment and the Restated Bylaws, effective as of December 10, 2021, are qualified in their entirety by reference to the complete terms and conditions of the Amendment and the Amended and Restated Bylaws, attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	First Amendment to the Company’s Bylaws.
3.2	Restated Bylaws of the Company.

EX-104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Dated: December 14, 2021